Exhibit 10.21

EXECUTION COPY

AMENDMENT NO. 1

TO

FIRST LIEN GUARANTEE AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO FIRST LIEN GUARANTEE AND SECURITY AGREEMENT (this “Amendment”), dated as of November 12, 2009, is entered into by and among CSSW HOLDINGS, LLC (“CSSW Parent”), CSSW, LLC (“Borrower”, together with CSSW Parent, the “Grantors”, and each individually, a “Grantor”), PIP3PX FIRSTWIND DEBT LTD. and PIP3GV FIRSTWIND DEBT LTD. (together, the “Majority Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (“Collateral Agent”).

RECITALS

WHEREAS, Grantors and Collateral Agent have entered into that certain First Lien Guarantee and Security Agreement (the “Guarantee and Security Agreement”), dated as of July 17, 2009, for the benefit of the Majority Lenders and the banks and other financial institutions or entities from time to time party to that certain Credit Agreement, dated as of July 17, 2009, among the Grantors, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, in its separate capacities as Administrative Agent and Collateral Agent; and

WHEREAS, Grantors, the Majority Lenders and Collateral Agent desire to amend the description of Pledged Stock in the Guarantee and Security Agreement.

NOW, THEREFORE, in consideration of the foregoing and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

Section 1.                                            Definitions.  Capitalized terms used and not otherwise defined in this Amendment shall have the meanings assigned to such terms in the Guarantee and Security Agreement and the principles of interpretation set forth therein shall apply herein.

Section 2.                                            Amendment to Guarantee and Security Agreement.

(a)                                  Schedule 1 is hereby deleted and replaced in its entirety with Schedule 1 attached hereto.

(b)                                 Schedule 5 is hereby deleted and replaced in its entirety with Schedule 5 attached hereto.

Section 3.                                            Miscellaneous.

(a)                          This Amendment shall become effective as of the date hereof.  Except as expressly set forth herein, the Guarantee and Security Agreement as specifically amended by this

Amendment shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

(b)                         This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(c)                          This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GRANTORS:

CSSW HOLDINGS, LLC
a Delaware limited liability company

By:
	Name:	Evelyn Lim
	Title:	Secretary

CSSW, LLC
a Delaware limited liability company

By:
	Name:	Evelyn Lim
	Title:	Secretary

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FIRST LIEN

GUARANTY AND SECURITY AGREEMENT

MAJORITY LENDERS:

PIP3PX FIRSTWIND DEBT LTD.

By:
Name:
Title:

By:
Name:
Title:

PIP3GV FIRSTWIND DEBT LTD.

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FIRST LIEN

GUARANTY AND SECURITY AGREEMENT

COLLATERAL AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO FIRST LIEN

GUARANTY AND SECURITY AGREEMENT

Schedule 1

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Class of Stock	Stock Certificate No.	No. of Shares

CSSW, LLC	N/A	N/A	100% of membership interests
New York Wind III, LLC	N/A	N/A	100% of membership interests
Stetson Holdings, LLC	N/A	N/A	100% of membership interests
CSSW Cohocton Holdings, LLC	N/A	N/A	100% of membership interests

Pledged Notes:

None.

AMENDMENT NO. 1 TO FIRST LIEN

GUARANTY AND SECURITY AGREEMENT

Schedule 5

NOTICE OF ADDRESSES OF GUARANTORS

c/o First Wind Energy, LLC

179 Lincoln Street, Suite 500

Boston, MA 02111

AMENDMENT NO. 1 TO FIRST LIEN

GUARANTY AND SECURITY AGREEMENT